UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

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THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Douglas Drive Sanford, North Carolina	27330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name or former address, if changed since last report.)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K filed by The Pantry, Inc. (the “Company”) with the Securities and Exchange Commission on November 10, 2008 is filed solely to correct a clerical error whereby the wrong version of the Company’s Amended and Restated Bylaws was filed as Exhibit 3.1 to the original Form 8-K. The correct version of the Company’s Amended and Restated Bylaws is filed as Exhibit 3.1 to this amendment.

Other than replacing the exhibit filed with the original Form 8-K, this amendment does not amend any other information disclosed in the original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of The Pantry, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Frank G. Paci
Frank G. Paci Executive Vice President of Business Operations and Chief Financial Officer

Date: July 10, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws of The Pantry, Inc.